Income Tax	9 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Tax

Note 13—Income Tax

For 2014, the Company’s annual estimated effective tax rate is expected to be a benefit of approximately 34.8%, exclusive of the “Change in Tax Status” charge (see “Note 3—Summary of Significant Accounting Policies”) and a discrete item related to the gain on acquisition of Eclipse Operating (see “Note 4—Acquisitions”). The Company expects to incur a tax loss in fiscal year 2014 (due principally to the ability to expense certain intangible drilling and development costs under current law) and thus, no current income taxes are anticipated to be paid. This tax loss is expected to result in a Net Operating Loss carryforward at year-end; however, no valuation allowance has been (or is expected to be) recorded as management believes that there is sufficient future taxable income to fully utilize all tax attributes. This future taxable income arises from reversing temporary differences due to the excess of the book carrying value of oil and gas properties over their corresponding tax bases. Management is not relying on other sources of taxable income in concluding that no valuation allowance is needed.

As of September 30, 2014, the Company has not recorded a reserve for any uncertain tax positions.